Right-of-Use Assets (Tables)	12 Months Ended
Jun. 30, 2025
Schedule of Right of Use Assets

	June 30, 2025	June 30, 2024	June 30, 2023
	$	$	$
Cost, beginning of year	63,360	63,360	—
Additions for right-of-use assets	—	—	63,360
Balance, end of year	63,360	63,360	63,360

Accumulated Amortization, beginning of year	34,320	2,640	—
Depreciation	29,040	31,680	2,640
Accumulated Amortization, end of year	63,360	34,320	2,640

Net Book Value	—	29,040	60,720